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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We  hereby  consent  to  the  incorporation  by  reference  in  the Registration
Statements  on  Form  S-8  (Nos.  33-59553,  33-59555,  33-59575, 333-78207, and
333-67555) of Policy Management Systems Corporation of our report dated June 12, 2000 relating to the financial statements of Policy Management Systems Corporation 401(k) Retirement Savings Plan, which appears in this Form 11-K.


                           PricewaterhouseCoopers LLP


Atlanta,  Georgia
June  12,  2000